SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 24, 2000


                                 PPL Corporation
                                 ---------------
             (Exact Name of Registrant as Specified in Its Charter)


     Pennsylvania                    1-11459                    23-2758192
     ------------                    -------                    ----------
State or other jurisdiction        (Commission                (IRS Employer
     of Incorporation)             File Number)             Identification No.)


           Two North Ninth Street, Allentown, Pennsylvania 18101-1179
           ----------------------------------------------------------
                    (Address of principal executive offices)


       Registrant's Telephone Number, including Area Code: (610) 774-5151
                                                           --------------


          (Former name or former address, if changed since last report)


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ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS
          ---------------------------------

     (c)  Exhibits

          99.1 Press Release, dated October 25, 2000, regarding certain PPL Corporation's earnings for the third quarter of 2000 and forecasted earnings.

ITEM 9.   REGULATION FD DISCLOSURE
          ------------------------

               On October 24, 2000, PPL Corporation issued a press release regarding two strategic initiatives. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

               On October 25, 2000, PPL Corporation issued a press release regarding its earnings for the third quarter of 2000 and earnings forecast for 2002. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        PPL CORPORATION

                                        By:  /s/ John R. Biggar
                                             -----------------------
                                             John R. Biggar
                                             Senior Vice President and
                                             Chief Financial Officer
Dated:  October 25, 2000